UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 25, 2020 (March 19, 2020)
Date of Report (date of earliest event reported)

VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827		38-3519512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Village Center Drive	Van Buren Township	Michigan	48111
(Address of Principal Executive Offices)			(Zip Code)
(800)-VISTEON
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	VC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 2 – FINANCIAL INFORMATION

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, Visteon Corporation, a Delaware corporation (the “Company”), is party to a revolving credit facility (the “Revolving Credit Facility”) established pursuant to that certain Credit Agreement, dated as of April 9, 2014 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), with Citibank, N.A., as administrative agent, the guarantors party thereto, and the lenders party thereto. On March 19, 2020, the Company borrowed $400 million in revolving loans (the “Revolving Loans”) under the Revolving Credit Facility. With that borrowing, the Company had fully drawn on the Revolving Credit Facility. The Revolving Loans were initially maintained at an interest rate equal to the applicable domestic rate plus the applicable margin (which spread is currently 0.50%). The Company elected to convert the interest rate on the Revolving Loans to an interest rate equal to a LIBOR-based rate plus the applicable margin (which spread is currently 1.50%) effective as of March 24, 2020.

As of December 31, 2019, the Company had no outstanding borrowings under the Revolving Credit Facility. The Company borrowed under the Revolving Credit Facility to increase its cash position and maximize flexibility in light of the current uncertainty surrounding the impact of COVID-19. In accordance with the terms of the Credit Agreement, the proceeds from this borrowing may be used in the future for any purpose not prohibited by the Credit Agreement, including, without limitation, general corporate purposes.

The material terms of the Credit Agreement are described in the Company’s Current Reports on Form 8-K dated April 14, 2014, March 27, 2015, March 27, 2017, November 17, 2017, June 1, 2018 and December 20, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: March 25, 2020        By:   /s/Brett D. Pynnonen
Brett D. Pynnonen
Senior Vice President and General Counsel